                                                                   EXHIBIT 10.17

================================================================================

                             AMENDED AND RESTATED
                          SECURITY DEPOSIT AGREEMENT
                             AND ESCROW AGREEMENT

                        dated as of September 17, 1992



                                     among


                   COGEN TECHNOLOGIES LINDEN VENTURE, L.P.,
                        a Delaware Limited Partnership,



                        COGEN TECHNOLOGIES LINDEN, LTD.,
                          a Texas Limited Partnership,



              STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                  NATIONAL ASSOCIATION (not in its individual
                    capacity but solely as Owner Trustee),
                              as Limited Partner,

              STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                  NATIONAL ASSOCIATION (not in its individual
                    capacity but solely as Owner Trustee),
                                  as Lender,

                                      and


                            MIDLANTIC NATIONAL BANK,
                             as Security Agent and
                                as Escrow Agent


================================================================================

                            TABLE OF CONTENTS
                            -----------------

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                                   ARTICLE I


                               Definitions.....................    3



                                  ARTICLE II

                 Appointment of Escrow Agent;
                 Appointment of Security Agent;
                 Establishment of Accounts

Section 2.01. Appointment of Escrow Agent and Security Agent...    8
Section 2.02. Creation of Accounts.............................    9
Section 2.03. Security Interest................................   10
Section 2.04. No Control over Accounts.........................   10

                                  ARTICLE III

                            Deposits into Accounts

Section 3.01. Deposits on Second Capital Contribution Date....    11
Section 3.02. Revenues........................................    11
Section 3.03. Information to Accompany Amounts Delivered to
                   Escrow Agent or Security Agent;
                   Deposits Irrevocable.......................    11
Section 3.04. Books of Account; Statements....................    12

                                  ARTICLE IV

                            Payments from Accounts

Section 4.01. Revenue Account-Monthly Transfers...............    12
Section 4.02. Revenue Account-Monthly Payments................    14
Section 4.03. Debt Service Account............................    17
Section 4.04. Completion Account..............................    18
Section 4.05. Insurance and Condemnation Proceeds Account.....    18
Section 4.06. Operation and Maintenance Account...............    19
Section 4.07. Windup Account..................................    20
Section 4.08. Interest in All Accounts........................    20
Section 4.09. Delivery of Officer's Certificates; Timing of
                Payments......................................    21
Section 4.10. Shortfalls......................................    21
Section 4.11. Required Payments Account.......................    21
Section 4.12. Escrow Required Payments Account................    22
Section 4.13. Special Events..................................    23
Section 4.14. Distributions to the Lender or the Limited
                Partner.......................................    23


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                                   ARTICLE V

                               Investment......................   24


                                   ARTICLE VI

                                     Agent

Section 6.01. Rights, Duties, Etc..............................   24
Section 6.02. Resignation or Removal...........................   25


                                  ARTICLE VII

                                Determinations

Section 7.01. Value............................................   26
Section 7.02. Other Determinations.............................   26
Section 7.03. Cash Available...................................   27


                                 ARTICLE VIII

                        Representations and Warranties

Section 8.01. Representations..................................   27
Section 8.02. Indemnification..................................   27


                                  ARTICLE IX

                                 Miscellaneous

Section 9.01. Fees and Indemnification of Agent................   28
Section 9.02. Termination......................................   28
Section 9.03. Severability.....................................   28
Section 9.04. Counterparts.....................................   29
Section 9.05. Amendments.......................................   29
Section 9.06. APPLICABLE LAW...................................   29
Section 9.07. Notices..........................................   29
Section 9.08. Benefit of Agreement.............................   29

        AMENDED AND RESTATED SECURITY DEPOSIT AGREEMENT AND ESCROW AGREEMENT dated as of September 17, 1992, among Cogen Technologies Linden Venture, L.P., a Delaware limited partnership (the "Partnership") of which Cogen Technologies Linden, Ltd. (d/b/a Cogen Technologies Linden, Limited Partnership, in the State of New Jersey), a Texas limited partnership, is the general partner (until such time as the Limited Partner defined below notifies the Agent defined below of a successor or substitute, the "General Partner" or the "Managing General Partner"), the General Partner, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity but solely as trustee under the Trust Agreement (as defined below) (together with its successors and assigns, the "Owner Trustee"), as the limited partner of the Partnership (in such capacity, the "Limited Partner"), the Owner Trustee, as lender under the General Partner Credit Agreement referred to below (in such capacity, the "Lender"), and Midlantic National Bank, as security agent (in such capacity, the "Security Agent") and as escrow agent hereunder (in such capacity, the "Escrow Agent"; together with the Security Agent, the "Agent").



                              W I T N E S S E T H
                              -------------------

          WHEREAS, the Partnership, General Electric Power Funding Corporation ("GEPFC") and the Security Agent are parties to the Security Deposit Agreement, dated as of February 15, 1990 (as amended, supplemented or otherwise modified to the date hereof, the "Original Security Deposit Agreement");

          WHEREAS, pursuant to the Capital Contribution Agreement, dated as of February 15, 1990 (as amended, supplemented or otherwise modified from time to time, the "Capital Contribution Agreement"), among the Partnership, the General Partner, the Owner Trustee, as assignee of GEPFC, GEPFC and the Lender Agent (as hereinafter defined), the Owner Trustee, as assignee of GEPFC, agreed, subject to the satisfaction of certain conditions precedent, to make capital contributions to the Partnership on the Initial Capital Contribution Date (as defined in the Capital Contribution Agreement) in exchange for a limited partnership interest in the Partnership and, subject to the satisfaction of certain other conditions precedent, to make additional capital contributions to the Partnership on or prior to the Second Capital Contribution Date (as defined in the Capital Contribution Agreement);

          WHEREAS, it is a condition precedent to the making by the Owner Trustee of its capital contributions on the Initial Capital Contribution Date that the General Partner, Robert C. McNair (the "Initial Limited Partner") and the Limited Partner shall have executed and delivered the Amended and Restated Agreement of Limited Partnership substantially in the form of Exhibit A to the Capital Contribution Agreement (as amended, supplemented or otherwise modified from time to time, the "Partnership Agreement");

          WHEREAS, it is a condition precedent to the making by the Owner Trustee of its capital contributions on the Second Capital Contribution Date that the parties hereto shall have executed and delivered this Agreement, which provides for the deposit, investment and disbursement of revenues, cash, payments, insurance and condemnation proceeds, securities, investments and other amounts during the term of the Partnership;

          WHEREAS, pursuant to the terms of the Original Security Deposit Agreement, upon the satisfaction of the conditions precedent to the Second Capital Contribution Date (including, without limitation, the execution and delivery of this Agreement), the terms and conditions of the accounts created pursuant to the Original Security Deposit Agreement are to be governed by this Agreement;

          WHEREAS, the Lender and the General Partner are parties to an Amended and Restated Term Loan Agreement, dated as of September 15, 1992 (as amended, supplemented or otherwise modified from time to time, the "General Partner Credit Agreement"), pursuant to which the Lender has agreed to make pre-completion loans, post-completion loans and working capital loans (the "Loans") to the General Partner;

          WHEREAS, the obligations of the General Partner under the General Partner Credit Agreement, including its obligation to repay the Loans with interest thereon, are secured by a pledge of the General Partner's general partner interest in the Partnership, including, without limitation, the General Partner's right to receive a management fee from the Partnership pursuant to the Partnership Agreement;

          WHEREAS, in order to give effect to said pledge, the General Partner has agreed that (i) the portion of the distributions in respect of its general partner interest in the Partnership which is equal to interest due and payable on each Interest Payment Date (as hereinafter defined) and interest and principal due and payable on each Installment Payment Date (as hereinafter defined) and (ii) from time to time, upon the occurrence of certain events, all of the distributions to be made by the Partnership to the General Partner, in each case, shall be paid directly to the Security Agent, as agent for the Lender, held by the Security Agent in trust as collateral security for the obligations referred to in the preceding recital, and distributed by the Security Agent as provided herein;

          WHEREAS, the General Partner has agreed that, under certain circumstances after the fifteenth anniversary of the Second Capital Contribution Date, amounts which would otherwise be distributions in respect of its general partner interest in the Partnership shall be held in an escrow account maintained by the Escrow Agent;

          WHEREAS, effective upon repayment of the loans made under the Construction Loan Agreement, dated as of February 15, 1990 (as amended, supplemented or otherwise modified from time to time the "Construction Loan Agreement"), among the Partnership, the lenders parties thereto and GEPFC, as agent (in such capacity, the "Lender Agent"), the Lender Agent shall release its liens on and security interest in the revenues and other amounts on deposit in the accounts created pursuant to the Original Security Deposit Agreement, such release to be evidenced by the Lender Agent's written consent to the execution and delivery of this Agreement;

          WHEREAS, the parties to the Original Security Deposit Agreement have agreed to amend and restate the Original Security Deposit Agreement as hereinafter set forth;

          WHEREAS, Midlantic National Bank has agreed to act as security agent and as escrow agent pursuant to the term of this Agreement;

          NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree to amend and restate the Original Security Deposit Agreement in its entirety as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

          Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Partnership Agreement (such definitions to be equally applicable to the singular and plural forms of the terms defined).

          In addition, the following terms when used herein shall have the following meanings:

          "Accounts": the collective reference to the Debt Service Account, Escrow Required Payments Account, Required Payments Account, Insurance and Condemnation Proceeds Account, Revenue Account, Operation and Maintenance Account, Completion Account and Windup Account.

          "Agreement", "hereto", "hereunder" and words of similar import: this Amended and Restated Security Deposit Agreement, as the same may from time to time be amended, supplemented or otherwise modified in accordance with the provisions hereof.

          "Annual Period": any twelve month period commencing with the Second Capital Contribution Date and each anniversary thereof.

          "Cash Equivalents": (a) obligations of, or guaranteed as to interest and principal by, the United States of America or any agency thereof, in each case maturing within one year from the date of acquisition thereof,
     (b) open market commercial paper of any corporation incorporated under the laws of the United States of America or any state thereof and not an Affiliate of the Partnership or the General Partner maturing no more than one year from the date of creation thereof which paper is rated "prime-2" or its equivalent by Moody's Investors Service Inc. or "A-2" or its equivalent by Standard & Poor's Corporation, (c) certificates of deposit issued by any domestic commercial bank of recognized stature having capital and surplus in excess of $500,000,000 or any domestic branch of any foreign commercial bank of recognized stature having capital and surplus in excess of $500,000,000 in each case maturing within one year from the date of acquisition thereof, (d) repurchase agreements fully collateralized by obligations described in clause (a) above in each case maturing within one year from the date of acquisition thereof, or (e) money market funds invested in instruments that meet the criteria above, such money market funds may include funds registered under the Investment Company Act of 1940, as amended, having Midlantic National Bank as investment advisor for which it may receive compensation from such funds in addition to its fee as Security Agent; provided, however, that the aggregate amount at any one time so invested (A) in open market commercial paper issued by any corporation shall not exceed $5,000,000 and (B) in certificates of deposit issued by any one bank shall not exceed $10,000,000.

          "Completion Account": the special account designated by that name established by the Escrow Agent pursuant to Section 2.02.

          "Completion Budget": the budget delivered to, and approved by, GEPFC and the Owner Trustee pursuant to the Capital Contribution Agreement.

          "Debt Service Account": the special account designated by that name established by the Security Agent pursuant to Section 2.02.

          "Eighth Year Required Payments Ratio": the ratio of:

          (a) the sum of (i) Distributable Cash for the Annual Period commencing with the seventh anniversary of the Second Capital Contribution Date, (ii) the aggregate amount of cash income from Permitted Investments earned on the Working Capital Fund during such Annual Period and (iii) the aggregate amount of interest paid by the Partnership to the General Partner on loans made from the Working Capital Fund during such Annual Period to

          (b) the sum of (i) the aggregate distributions of Distributable Cash projected to be made pursuant to Section 4.3(a) of the Partnership Agreement during the Annual Period commencing with the ninth anniversary of the Second Capital Contribution Date, plus (ii) the sum of (x) the aggregate amount of interest projected to be payable on the Loans during such Annual Period and (y) the aggregate amount of scheduled repayments projected to be made on the Post-Completion Note during such Annual Period (such projections to be prepared by the General Partner to the satisfaction of the Lender on the basis of the interest rate and amortization schedule in effect with respect to the General Partner Credit Agreement at the time of calculation).

          "Escrow Accounts": all Accounts other than the Debt Service Account and the Required Payments Account.

          "Escrow Required Payments Account": the special account designated by that name established by the Escrow Agent pursuant to Section 2.02.

          "First Year Required Payments Ratio": the ratio of:

          (a) the sum of (i) Distributable Cash for the Annual Period commencing with the Second Capital Contribution Date, (ii) the aggregate amount of cash income from Permitted Investments earned on the Working Capital Fund during such Annual Period and (iii) the aggregate amount of interest paid by the Partnership to the General Partner on loans made from the Working Capital Fund during the Annual Period to

          (b) the sum of (i) the aggregate distributions of Distributable Cash projected to be made pursuant to Section 4.3(a) of the Partnership Agreement during the Annual Period commencing with the second anniversary of the Second Capital Contribution Date, plus (ii) the sum of (x) the aggregate amount of interest projected to be payable on the Loans during such Annual Period and (y) the aggregate amount of scheduled repayments projected to be to be made on the Post-Completion Note during such Annual Period (such projections to be prepared by the General Partner to the satisfaction of the Lender on the basis of the interest rate and amortization schedule in effect with respect to the General Partner Credit Agreement at the time of calculation).

          "Fixed Charge Coverage Ratio": as defined in the General Partner Credit Agreement.

          "Installment Payment Date": as defined in the General Partner Credit Agreement.

          "Insurance and Condemnation Proceeds Account": the special account designated by that name established by the Escrow Agent pursuant to Section 2.02.

          "Insurance and Condemnation Proceeds Deposits": as defined in Section 4.05(b).

          "Interest Payment Date": as defined in the General Partner Credit Agreement.

          "Loans": as defined in the General Partner Credit Agreement.

          "Obligations": as defined in the General Partner Credit Agreement.

          "Operation and Maintenance Account": the special account designated by that name established by the Escrow Agent pursuant to Section 2.02.

          "Operation and Maintenance Account Deposit Amount": defined in Section 4.01(b).

          "Permitted Investments": (a) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition, (b) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case, with the Lender or with any domestic commercial bank of recognized stature having capital and surplus in excess of $500,000,000, (c) repurchase obligations with a term of not more than one year for underlying securities of the types described in clauses (a) and (b) above entered into with any financial institution meeting the qualifications specified in clause (b) above, (d) commercial paper issued by GEPFC or the parent corporation of GEPFC, and commercial paper rated at least A-2 or the equivalent thereof by Standard & Poor's Corporation or at least P-2 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing within six months after the date of acquisition, and (e) money market funds invested in instruments that meet the criteria above, such money market funds may include funds registered under the Investment Company Act of 1940, as amended, having Midlantic National Bank as investment advisor for which it may receive compensation from such funds in addition to its fee as Security Agent.

          "Post-Completion Note": as defined in the General Partner Credit Agreement.

          "Quarterly Required Payments Ratio": with respect to any calendar quarter after the Second Capital Contribution Date, the ratio of:

          (a) the sum of (i) Distributable Cash for such calendar quarter, (ii) the aggregate amount of cash income from Permitted Investments earned on the Working Capital Fund during such calendar quarter and (iii) the aggregate amount of interest paid by the Partnership to the General Partner on loans made from the Working Capital Fund during such calendar quarter to

          (b) the sum of (i) the aggregate distributions of Distributable Cash made pursuant to Section 4.3(a) of the Partnership Agreement during such calendar quarter, plus (ii) the sum of (x) the aggregate amount of interest payable on the Loans during such calendar quarter and (y) the aggregate amount of scheduled repayments to be made on the Post-Completion Note during such calendar quarter.

          "Required Payments Account": the special account designated by that name established by the Security Agent pursuant to Section 2.02.

          "Revenue Account": the special account designated by that name established by the Escrow Agent pursuant to Section 2.02.

          "Revenues": all revenues and all other payments at any time received by or on behalf of the Partnership (other than (i) Working Capital Proceeds, (ii) the proceeds of capital contributions received from any of the Partners and (iii) the proceeds of insurance or of a Taking payable into the Insurance and Condemnation Proceeds Account pursuant to Section 4.05), including, without limitation, all interest and other income on funds on deposit in the Escrow Accounts, all payments received by the Partnership under the Power Purchase Agreement and the Steam Supply Agreement and all other payments received by the Partnership from the sale of electricity, heat and/or steam produced by the Facility.

          "Taking": a taking of title to, or use or occupancy of, all or any part of the Project as a result of the exercise of the right of condemnation or power of eminent domain or similar power or the exercise by a governmental body of a non-contractual right to purchase all or any part of the Project, or a sale or other transfer of all or any part of the Project in lieu of condemnation or exercise of power of eminent domain.

           "Transaction Documents": as defined in the General Partner Credit Agreement.

          "Value": as described in Section 7.01.

          "Windup Account": the special account designated by that name established by the Escrow Agent pursuant to Section 2.02.

          "Working Capital Fund": as defined in the General Partner Credit Agreement.

          "Working Capital Fund Deposit Amount": as defined in Section 4.01(c).

          "Working Capital Loan": as defined in the General Partner Credit Agreement.

          "Working Capital Proceeds": the proceeds of any loans made by the General Partner for working capital purposes from amounts on deposit in the Working Capital Fund.



                                  ARTICLE II



                  Appointment of Escrow Agent;
                  Appointment of Security Agent;
                  Establishment of Accounts



          Section 2.01. Appointment of Escrow Agent and Security Agent. (a) Midlantic National Bank is hereby appointed by the Partnership, the General Partner and the Limited Partner as escrow agent hereunder, and the Escrow Agent hereby agrees to act as such and to accept all revenues, cash, payments, insurance and condemnation proceeds, securities, investments and other amounts to be delivered to or held by the Escrow Agent in the Escrow Accounts pursuant to the terms of this Agreement. The Escrow Agent shall hold and safeguard the Escrow Accounts (and the revenues, cash, payments, insurance and condemnation proceeds, instruments, securities and other amounts on deposit therein) during the term of this Agreement as agent for the Partnership, and shall administer the Escrow Accounts strictly in accordance with the terms hereof and of the other Operative Documents. The Escrow Agent shall act as agent for the Partnership and shall not be deemed to be an agent for any Partner, in its individual capacity, for any purposes hereunder.

          (b) Midlantic National Bank is hereby appointed by the Lender and the General Partner as security agent hereunder, and the Security Agent hereby agrees to act as such and to accept all payments to be delivered to or held by the Security Agent in the Debt Service Account and the Required Payments Account pursuant to the terms of this Agreement. The Security Agent shall hold and safeguard the Debt Service Account (and the cash, payments, instruments, securities and other amounts on deposit therein) and the Required Payments Account (and the cash, payments instruments, securities and other amounts on deposit therein) during the term of this Agreement as agent for the Lender, and shall administer the Debt Service Account and the Required Payments Account strictly in accordance with the terms hereof and of the other Transaction Documents. In addition, the Security Agent shall treat the cash, instruments and securities in the Debt Service Account and the Required Payments Account as funds, instruments and securities pledged by the General Partner to the Lender, to be held by the Security Agent, as agent of the Lender, in trust in accordance with the provisions hereof.

          Section 2.02. Creation of Accounts. (a) The Escrow Agent hereby establishes the following six special, segregated and irrevocable escrow accounts which shall be maintained at all times until the termination of this Agreement (except the Completion Account which shall be closed after giving effect to the transfer required to be made by the Escrow Agent pursuant to the last sentence of Section 4.04):

                (1) Revenue Account (Account No. 11014971),
                (2) Insurance and Condemnation Proceeds Account
                    (Account No. 11014972),
                (3) Operation and Maintenance Account (Account
                    No. 11014973),
                (4) Completion Account (Account No. 11014974),
                (5) Windup Account (Account No. 11014975), and
                (6) Escrow Required Payments Account (Account No. 11014976).

All moneys, investments and securities at any time on deposit in any of the Escrow Accounts shall constitute escrow funds to be held in the custody of the Escrow Agent for the purposes and on the terms set forth in this Agreement.

          (b) The Security Agent hereby establishes a special, segregated and irrevocable cash collateral account (Account No. 11014977) entitled the "Debt Service Account" which shall be maintained at all times until the earlier of (i) the termination of this Agreement with respect to the Debt Service Account and
(ii) the payment in full of all Loans and any other amounts owing to the Lender under the General Partner Credit Agreement and the termination of the General Partner Credit Agreement. All moneys, investments and securities at any time on deposit in the Debt Service Account shall constitute trust funds to be held in the custody of the Security Agent for the purposes and on the terms set forth in this Agreement.

          (c) The Security Agent hereby establishes a special, segregated and irrevocable cash collateral account (Account No. 11014978) entitled the "Required Payments Account" which shall be maintained at all times until the earlier of (i) the termination of this Agreement with respect to the Required Payments Account and (ii) the payment in full of all Loans and any other amounts owing to the Lender under the General Partner Credit Agreement and the termination of the General Partner Credit Agreement. All moneys, investments and securities at any time on deposit in the Required Payments Account shall constitute trust funds to be held in the custody of the Security Agent for the purposes and on the terms set forth in this Agreement.

          (d) The Lender shall notify the Security Agent of the payment in full of all Loans and the termination of the General Partner Credit Agreement and of the Debt Service Account.

          Section 2.03. Security Interest. In order to secure the performance by the General Partner of all of its covenants, agreements and obligations under the General Partner Credit Agreement and the other Transaction Documents (other than the Partnership Agreement and the Partnership Agreement (as defined in the General Partner Credit Agreement)) and the payment by the General Partner of all Obligations, this Agreement is intended to create, and the General Partner hereby grants and pledges to, and creates in favor of the Lender, a security interest in and to, all of its right, title and interest in and to (i) the Debt Service Account and the Required Payments Account, and (ii) all cash, cash equivalents, instruments, investments and other securities at any time on deposit in the Debt Service Account and the Required Payments Account, and all proceeds of any of the foregoing. All such moneys, cash equivalents, instruments, investments and securities at any time on deposit in the Debt Service Account and the Required Payments Account shall constitute collateral security for the payment by the General Partner of the Obligations and the performance and observance by the General Partner of all the covenants and conditions contained herein with respect to the Debt Service Account and the Required Payments Account, in the General Partner Credit Agreement and in the other Transaction Documents (other than the Partnership Agreement and the Partnership Agreement (as defined in the General Partner Credit Agreement)), and shall at all times be subject to the control of the Lender, acting through the Security Agent, pursuant to the terms hereof, and shall be held in the custody of the Security Agent in trust for the purposes of, and on the terms set forth in, this Agreement. For the purpose of perfecting the foregoing security interest of the Lender in and to the Debt Service Account and the Required Payments Account and all cash, investments and securities at any time on deposit in the Debt Service Account and the Required Payments Account, the Security Agent shall be deemed to be the agent of the Lender.

          Section 2.04. No Control over Accounts. Neither the Partnership nor the General Partner shall have any rights or powers with respect to any amounts in the Accounts or any part thereof except (i) as provided in Sections 4.01(a),
4.02 (to the extent of distributions to the General Partner), 4.04, 4.05(d), 4.05(e), 4.06, 4.07(b) (to the extent of distributions to the General Partner), 4.08(a)(ii), 4.11(b), 4.11(c), 4.12(b), 4.12(c) and in Article V hereof and (ii)
the right to have such amounts applied in accordance with the provisions hereof.

                                  ARTICLE III

                            Deposits into Accounts
                            ----------------------

          Section 3.01. Deposits on Second Capital Contribution Date. (a) On the Second Capital Contribution Date, after making all payments required to be made on such date pursuant to Sections 4.02(a) and 4.03(a) of the Original Security Deposit Agreement, the Escrow Agent shall transfer all remaining amounts on deposit in the accounts maintained pursuant to the Original Security Deposit Agreement to the Completion Account.

          (b) On the Second Capital Contribution Date, the Owner Trustee shall transfer or cause to be transferred to the Escrow Agent for deposit in the Completion Account, the amount referred to in Section 2(a)(ii)(x)(B) of the Capital Contribution Agreement.

          Section 3.02. Revenues. The Managing General Partner shall instruct each other Person from whom the Partnership receives any Revenues to pay such Revenues directly to the Escrow Agent for deposit in the Revenue Account, and if the Partnership or the Managing General Partner shall receive any Revenues it shall deliver such Revenues in the exact form received (but with the Partnership's or the Managing General Partner's endorsement, if necessary) to the Escrow Agent for deposit in the Revenue Account not later than the second Business Day after the Partnership's or the Managing General Partner's receipt thereof. The Escrow Agent shall have the right to receive all Revenues directly from the Persons owing the same. All Revenues received by the Escrow Agent shall be deposited in the Revenue Account. After the occurrence of a Special Event, upon receipt of a certificate of a Responsible Officer of the Limited Partner stating that the Limited Partner chooses to dissolve the Partnership, the Escrow Agent shall deposit all payments into the Windup Account.

          Section 3.03. Information to Accompany Amounts Delivered to Escrow Agent or Security Agent; Deposits Irrevocable. (a) All amounts delivered to the Escrow Agent or the Security Agent shall be accompanied by information in reasonable detail specifying the source of the amounts and the Account or Accounts into which such amounts are to be deposited.

          (b) Any deposit made into any Escrow Account hereunder shall be irrevocable and the amount of such deposit and any instrument or security held in such Account hereunder and all interest thereon shall be held in escrow by the Escrow Agent and applied solely as provided herein. Any deposit made into the Debt Service Account or the Required Payments Account hereunder shall be irrevocable and the amount of such deposit and any instrument or security held in such Accounts hereunder and all interest therein shall be held in trust by the Security Agent and applied solely as provided herein.

          Section 3.04. Books of Account; Statements. (a) The Escrow Agent shall maintain books of account for the Partnership on a cash basis and record therein all deposits into and transfers to and from the Escrow Accounts and all investment transactions effected by the Escrow Agent pursuant to Article V. The Escrow Agent shall make such books of account available during normal business hours with reasonable advance notice for inspection and audit by any Partner and its representatives.

          (b) The Security Agent shall maintain books of account for the General Partner on a cash basis and record therein all deposits into and transfers to and from the Debt Service Account and the Required Payments Account and all investment transactions effected by the Security Agent pursuant to Article V. The Security Agent shall make such books of account available during normal business hours with reasonable advance notice for inspection and audit by the General Partner and the Lender and their representatives.

          (c) Not later than the fifteenth Business Day of each month, the Agent shall deliver to each of the Partners and the Lender, a statement setting forth the transactions in each Account during the preceding month and specifying the Revenues, Insurance and Condemnation Proceeds Deposits, Cash Equivalents, Permitted Investments and other amounts held in each Account at the close of business on the last Business Day of the preceding month and the Value thereof at such time.


                                  ARTICLE IV

                            Payments from Accounts
                            ----------------------

          Section 4.01. Revenue Account--Monthly Transfers. (a) Except as provided in paragraph (d) below, on the first Business Day of each calendar month (a "Transfer Date"), the Escrow Agent shall transfer, from the cash available in the Revenue Account, to the Managing General Partner the amount, certified in a certificate of a Responsible Officer of the Managing General Partner and accompanied by an accounting of the cumulative draws hereunder for the current fiscal year and a certificate of such Responsible Officer to the effect that no Special Event has occurred and is continuing, set forth in the Operating Budget to be equal to the excess of (i) the Partnership's estimated amounts payable pursuant to the Operating Budget for such month (other than in respect of expenses provided for in Section 4.04) for operating, maintenance and improvement expenses (excluding, to the extent of cash available in the Operation and Maintenance Account, any operating, maintenance and improvement expenses that are required to be paid out of the Operation and Maintenance Account), taxes (other than income taxes) and payments in lieu of taxes, insurance premiums, any other similar amount payable by the Managing General Partner or the Partnership under any Project Document, payments due under contracts which are permitted under the terms of the Operative Documents to which the Partnership is a party, payments required by FERC and any other governmental entity, fees and expenses of trustees and escrow agents and other reasonable expenses incurred in connection with the Project, and the Cost Portion of the Management Fee (including, without limitation, costs incurred in connection with the procurement of gas for the Facility), over (ii) the sum of (A) the Operation and Maintenance Account Deposit Amount, (B) the Working Capital Fund Deposit Amount,
(C) the amount of any funds previously transferred to the Managing General Partner pursuant to this Section 4.01 that remain unspent and (D) the amount of interest and other income on funds previously transferred to the Managing General Partner pursuant to this Section 4.01; provide that if the Limited Partner shall have delivered a certificate to the Escrow Agent stating that a Special Event shall have occurred and be continuing or that the Arrears Account has a positive balance, the amount set forth in clause (i) above shall be reduced by the amount set forth in the Operating Budget for such month in respect of the Cost Portion of the Management Fee; provided, further, that the foregoing proviso shall not be applicable if the Preferred Limited Partner shall have appointed a substitute Managing General Partner pursuant to Section 14.2 of the Partnership Agreement.

          (b) On each Transfer Date, after giving effect to the transfers to be made on such date pursuant to paragraph (a) above, the Escrow Agent shall transfer, from the cash available in the Revenue Account, to the Operation and Maintenance Account, an amount (the "Operation and Maintenance Account Deposit Amount"), certified in a certificate of a Responsible Officer of the Managing General Partner, equal to $0.0005 per net kilowatt hour for the aggregate number of kilowatt hours generated by the Facility during such calendar month.

          (c) On each Transfer Date following the first Quarterly Period, after giving effect to the transfers to be made on such date pursuant to paragraphs
(a) and (b) above, the Escrow Agent shall transfer, from the cash available in the Revenue Account, to the General Partner for deposit in the Working Capital Fund an amount (the "Working Capital Fund Deposit Amount"), certified in a certificate of a Responsible Officer of the Managing General Partner, equal to the aggregate unpaid principal amount of all loans made by the General Partner to the Partnership for working capital purposes from amounts on deposit in the Working Capital Fund, together with accrued interest thereon.

          (d) If, as of the last Business Day of any Quarterly Period, as determined within five Business Days after the end of such Quarterly Period, the Fixed Charge Coverage Ratio is less than 1.5 to 1.0 or, if projections provided by the Partnership during the course of any fiscal year show that the Fixed Charge Coverage Ratio for any Quarterly Period will be less than 1.5 to 1.0, the Escrow Agent, on the first Business Day of each succeeding calendar month (unless the last sentence of this paragraph (d) shall be applicable), upon receipt from the Limited Partner of a certificate to such effect, shall distribute on behalf of the Partnership, from the cash available in the Revenue Account, to the Persons entitled thereto and in the respective amounts as certified in writing by the Managing General Partner, the excess of (i) amounts then due and owing by the Partnership in respect of operating, maintenance and improvement expenses (excluding, to the extent of cash available in the Operation and Maintenance Account, any operating maintenance and improvement expenses that are required to be paid out of the Operation and Maintenance Account), taxes (other than income taxes) and payments in lieu of taxes, insurance premiums, any other similar amount payable by the Managing General Partner or the Partnership under any Project Document, payments due under contracts which are permitted under the terms of the Operative Documents to which the Partnership is a party, payments required by FERC and any other governmental entity, fees and expenses of trustees and escrow agents and other reasonable expenses incurred in connection with the Project, over (ii) the sum of (A) the Operation and Maintenance Account Deposit Amount and (B) the Working Capital Fund Deposit Amount. Upon receipt by the Escrow Agent of a certificate from the Limited Partner to the effect that the Fixed Charge Coverage Ratio for the Quarterly Period then ended was equal to or greater than
1.5 to 1.0 and revised projections show that the Fixed Charge Coverage Ratio for each of the remaining Quarterly Periods in the current fiscal year will be equal to or greater than 1.5 to 1.0, the Escrow Agent shall comply with the provisions of paragraph (a) of this Section 4.01.

          (e) For the purposes of this Section 4.01, cash available in the Revenue Account shall not include any check or other instrument which may be deposited therein until the final collection thereof.

          Section 4.02. Revenue Account--Monthly Payments. (a) Subject to the provisions of paragraphs (b)-(e) below, once a month on a Business Day (each a "Monthly Distribution Date") not later than the fifteenth day of such calendar month (or if any such day is not a Business Day, on the next preceding Business
Day), after giving effect to all the transfers to be made on or prior to that date pursuant to Section 4.01, the Escrow Agent shall transfer, from the Revenue Account, the Distributable Cash of the Partnership to the Partners, and the Profit Portion for such month to the General Partner, in each case in such amounts and in such order of priority as are specified in the Partnership Agreement and as are certified in a certificate of a Responsible Officer of the Managing General Partner, accompanied by a certificate of such Responsible Officer to the effect that no Special Event has occurred and is continuing; provided, however, that the amount to be distributed to the General Partner pursuant to Sections 4.3(a), 4.3(b) and 4.5 of the Partnership Agreement and the amount to be paid as the Profit Portion, in each case as certified in such certificate of such Responsible Officer, shall be reduced by the amounts specified in clauses first and second below, which amounts shall also be certified in the aforesaid certificate and shall be transferred by the Escrow Agent to the Debt Service Account; provided, further, that if a Special Event shall have occurred and be continuing, as certified by the Preferred Limited Partner, the Escrow Agent shall make such transfers in such amounts and in such order of priority as are specified in the Partnership Agreement and as are certified in a certificate of a Responsible Officer of the Preferred Limited Partner or the substitute Managing General Partner appointed pursuant to Section 14.2(b) of the Partnership Agreement; provided, further, that if the Lender shall have notified the Escrow Agent that a Default or Event of Default under the General Partner Credit Agreement shall have occurred and be continuing, all amounts required to be distributed to the General Partner pursuant to this Section shall be transferred to the Debt Service Account;

          first, an amount equal to one-third of the aggregate amount of accrued and unpaid interest on the Loans which is due and payable (other than any such interest which is due and payable in connection with a payment to be made pursuant to clause second below) on the next succeeding Interest Payment Date (together with any deficiency in accumulation of such amount during any preceding month or months since the last Interest Payment Date), plus, if such Interest Payment Date will occur on or before the last Business Day of the next succeeding month, an amount equal to the excess of
     (A) the aggregate amount of interest on the Loans which will be due and payable (other than any such interest which is due and payable in connection with a payment to be made pursuant to clause second below) on such Interest Payment Date over (B) the aggregate amount then on deposit in the Debt Service Account for the purpose of paying such interest; and

          second, commencing with the first month immediately succeeding the second anniversary of the Second Capital Contribution Date, an amount equal to one-third of the aggregate principal amount of and interest on the Loans (other than the Working Capital Loan) which is due and payable on the next succeeding Installment Payment Date (together with any deficiency in accumulation of such amount during any preceding month or months since the last Installment Payment Date), plus, if such Installment Payment Date will occur on or before the last Business Day of the next succeeding month, an amount equal to the excess of (A) the aggregate principal amount of and interest on the Loans which will be due and payable on such Installment Payment Date over (B) the aggregate amount then on deposit in the Debt Service Account for the purpose of paying such principal and interest amount.

           (b) If, as of the end of any calendar quarter, the Quarterly Required Payments Ratio is less than (i) 1.1 to

     1.0 during the period from and including the Second Capital Contribution Date to but excluding the date which is six years after the Second Capital Contribution Date (the "First Period") or (ii) 1.2 to 1.0 during the period from and including the date which is six years after the Second Capital Contribution Date to but excluding the date which is fifteen years after the Second Capital Contribution Date (the "Second Period"), the Escrow Agent, on the Monthly Distribution Date of the third month in such calendar quarter and on each succeeding Monthly Distribution Date (unless the last sentence of this paragraph (b) shall be applicable), upon receipt from the Lender of a certificate to such effect, shall transfer all amounts that would otherwise be distributed to the General Partner pursuant to Section 4.02(a) hereof (except for the amount in respect of the Profit Portion which shall be paid, in accordance with the provisions of Section 4.02(a), to the General Partner) to the Required Payments Account. Upon receipt by the Escrow Agent of (i) a certificate from the Lender (except if paragraph
     (c) or (d) of this Section 4.02 is applicable) to the effect that the Quarterly Required Payments Ratio for the calendar quarter then ended was greater than (x) 1.1 to 1.0 during the First Period or (y) 1.2 to 1.0 during the Second Period or (ii) a certificate from the Lender to the effect that a Default or Event of Default under the General Partner Credit Agreement shall have occurred and be continuing, the Escrow Agent shall comply with the provisions of Section 4.02(a) hereof.

          (c) If the First Year Required Payments Ratio is less than 1.1 to 1.0, as certified in writing by the Lender, the Escrow Agent, on the Monthly Distribution Date of each calendar month in the succeeding fiscal year, shall transfer all amounts that would otherwise be distributed to the General Partner pursuant to Section 4.02(a) hereof (except for the amount in respect of the Profit Portion which shall be paid, in accordance with the provisions of Section 4.02(a), to the General Partner) to the Required Payments Account; provided, that if the Lender shall have notified the Escrow Agent that a Default or Event of Default under the General Partner Credit Agreement shall have occurred and be continuing, all such amounts (including the Profit Portion) shall be transferred to the Debt Service Account.

          (d) If the Eighth Year Required Payments Ratio is less than 1.2 to 1.0, as certified in writing by the Lender, the Escrow Agent, on the Monthly Distribution Date of each calendar month in the succeeding fiscal year, shall transfer all amounts that would otherwise be distributed to the General Partner pursuant to Section 4.02(a) hereof (except for the amount in respect of the Profit Portion which shall be paid, in accordance with the provisions of Section 4.02(a), to the General Partner) to the Required Payments Account; provided, that if the Lender shall have notified the Escrow Agent that a Default or Event of Default under the General Partner Credit Agreement shall have occurred and be continuing, all such amounts (including the Profit Portion) shall be transferred to the Debt Service Account.

          (e) If, as of the end of any calendar quarter after the fifteenth anniversary of the Second Capital Contribution Date, the ratio of: (x) Distributable Cash for such calendar quarter to (y) the aggregate distributions of Distributable Cash made pursuant to Section 4.3(a) of the Partnership Agreement during such calendar quarter is less than 1.2 to 1.0, the Escrow Agent, on the Monthly Distribution Date of the third month of such quarter and on the Monthly Distribution Date of each succeeding calendar month (unless the last sentence of this paragraph (e) shall be applicable), upon receipt from the Limited Partner of a certificate to such effect, shall transfer all amounts that would otherwise be distributed to the General Partner pursuant to Section 4.02(a) hereof (except for the amount in respect of the Profit Portion which shall be paid, in accordance with the provisions of Section 4.02(a), to the General Partner) to the Escrow Required Payments Account, provided that, if, at any time during such period, any transfer would cause the amount on deposit in the Escrow Required Payments Account to exceed $12,000,000, the amount of such transfer attributable to such excess shall be paid to the General Partner in accordance with the provisions of Section 4.02(a) and shall not be transferred to the Escrow Required Payments Account pursuant to this
     Section 4.02(e). Upon receipt by the Escrow Agent of a certificate from the Limited Partner to the effect that the ratio described in the preceding sentence for the calendar quarter then ended was greater than 1.2 to 1.0, the Escrow Agent shall comply with the provisions of Section 4.02(a) hereof.

          Section 4.03. Debt Service Account. (a) On each Interest Payment Date, the Security Agent shall distribute to the Lender for payment of interest on the Loans from the cash available in the Debt Service Account, an amount equal to such interest then due and payable as specified in writing by the Lender.

          (b) On each Installment Payment Date, the Security Agent shall distribute to the Lender for payment of principal of and interest on the Loans from the cash available in the Debt Service Account, an amount equal to such interest and principal then due and payable as specified in writing by the Lender.

           (c) Upon request of the Lender, if an Event of Default under the General Partner Credit Agreement shall have occurred and be continuing, the Security Agent shall promptly withdraw amounts on deposit in the Debt Service Account and deliver the same to the Lender to be applied by the Lender to the payment of the Obligations in accordance with the provisions of the General Partner Credit Agreement and the Transaction Documents.

           Section 4.04. Completion Account. On a Transfer Date, the Escrow Agent shall transfer, from the cash available in the Completion Account, to the Managing General Partner, an amount, certified in a certificate of a Responsible Officer of the Managing General Partner (which shall be delivered to GEPFC and the Owner Trustee together with copies of any invoices or other evidence of any such amounts so certified) and accompanied by a certificate of such Responsible Officer to the effect that no Special Event has occurred and is continuing, as being set forth in the Completion Budget and as being equal to the excess of (i) the Partnership's estimated amounts payable for the month commencing with such Transfer Date in respect of expenses set forth in the Completion Budget, over (ii) the amount of any funds previously transferred to the Managing General Partner pursuant to this Section 4.04 that remain unspent. On the date on which the Facility shall have been completed and all expenses required to be paid by the Managing General Partner or the Partnership and set forth in the Completion Budget shall have been paid, as certified by a certificate of a Responsible Officer of the Managing General Partner and accompanied by a certificate of such Responsible Officer to the effect that no Special Event shall have occurred and be continuing, the Escrow Agent shall transfer the balance of the Completion Account to the Revenue Account; provided however that $1,000,000 or, if less, the balance of the Completion Amount shall remain in the Completion Account until (x) Exxon and the Partnership shall have executed and recorded an amendment to the Site Lease Agreement setting forth the metes and bounds description of the easement between the two parcels of the Site on which the Project is located and (y) Chicago Title Insurance Company shall have issued an endorsement to the Partnership's title insurance policy insuring such easement.

           Section 4.05. Insurance and Condemnation Proceeds Account. (a) Each of the Partnership and the Managing General Partner shall deposit in the Insurance and Condemnation Proceeds Account (i) all payments received by it from any insurer pursuant to the insurance maintained by the Partnership under
 Section 7.2(f) of the Partnership Agreement and Section 6.5(a) of the General Partner Credit Agreement and (ii) all awards and proceeds of a Taking with respect to the Project.

           (b) All cash, cash equivalents, instruments, investments and securities at any time on deposit in the Insurance and Condemnation Proceeds Account, are herein called the "Insurance and Condemnation Proceeds Deposits".

          (c) The Insurance and Condemnation Proceeds Deposits shall be accumulated in the Insurance and Condemnation Proceeds Account and held therein until paid to or upon the order of the Managing General Partner as provided in paragraph (d) of this Section 4.05, or applied as provided in Sections 4.05(e),
4.08 or 9.02.

          (d) Insurance and Condemnation Proceeds Deposits shall be paid over to or upon the order of the Partnership to reimburse it for, or to pay, the cost of renewing, repairing, rebuilding or otherwise replacing the damaged or destroyed or lost property in respect of which such moneys were received, upon the receipt by the Escrow Agent of a certificate of a Responsible Officer of the Managing General Partner, (i) describing in reasonable detail the work done and materials purchased by way of the renewal, repair, rebuilding or other replacement of the damaged or destroyed or lost property, (ii) stating the specific amount requested to be paid over to or upon the order of the Partnership, that such amount is requested to reimburse the Partnership for, or to pay, the cost of such renewal, repair, rebuilding or other replacement and that such amount, together with amounts remaining in the Insurance and Condemnation Proceeds Account for such purpose and other funds of the Partnership available for such purpose, are sufficient to pay in full the cost of such renewal, repair, rebuilding or other replacement, and (iii) stating that no Special Event has occurred and is continuing.

          (e) In the event that Insurance and Condemnation Proceeds Deposits shall remain in the Insurance and Condemnation Proceeds Account after application thereof in accordance with paragraph (d), the Escrow Agent shall transfer the same to the Managing General Partner to be applied in accordance with Section 4.7 of the Partnership Agreement.

          Section 4.06. Operation and Maintenance Account. (a) Upon receipt by the Escrow Agent of a certificate of a Responsible Officer of the Managing General Partner (i) stating that a major inspection or repair with respect to a steam turbine, a gas turbine, a heat recovery steam generator, a boiler feed pump, a step up transformer, switchgear or a catalyst for the Project has occurred, (ii) describing in reasonable detail the work that was or will be required to be done or the materials that were or will be required to be purchased as a result of such major inspection or repair, (iii) stating the specific amount requested to be paid over to the Partnership and that such amount is equal to the excess of (x) the cost of such work that was or will be required to be done or the materials that were or will be required to be purchased as a result of such major inspection or repair over (y) the cost of spares taken from inventory maintained by the Partnership pursuant to Section 7.2(k) of the Partnership Agreement to prepare for such inspection or to make such repair and (iv) stating that no Special Event has occurred and is continuing, the Escrow Agent shall transfer, from the cash available in the Operation and Maintenance Account, the amount specified in clause (iii) to the Managing General Partner or to such Persons as may be specified by the Managing General Partner.

          (b) Upon receipt by the Escrow Agent of a certificate of a Responsible Officer of the Managing General Partner (i) stating that a spare part listed on
Schedule 6 to the Partnership Agreement must be purchased for a steam turbine, a gas turbine, a heat recovery steam generator, a boiler feed pump, a step up transformer, switchgear or a catalyst for the Project, (ii) specifying the amount of the purchase price therefor, (iii) stating that such spare part is not maintained in the inventory for the Project and (iv) stating that no Special Event has occurred and is continuing, the Escrow Agent shall transfer, from the cash available in the Operation and Maintenance Account, the amount specified in clause (ii) to the Managing General Partner or to such Persons as may be specified by the Managing General Partner.

          Section 4.07. Windup Account. (a) Notwithstanding any other provision of this Agreement, upon receipt of notice from the Limited Partner that the Partnership shall be dissolved in accordance with the terms of the Partnership Agreement, the Escrow Agent shall transfer to the Windup Account all amounts in all the Accounts (other than the Debt Service Account and the Required Payments Account) and all amounts subsequently received by the Escrow Agent.

          (b) On any date specified in a certificate of a Responsible Officer of the Limited Partner (which date shall not be earlier than five, Business Days following the date of receipt by the Escrow Agent of the certificate of a Responsible Officer of the Limited Partner specified in Section 4.07(a) (the "Windup Date")), the Escrow Agent shall transfer, from and to the extent of cash available in the Windup Account, to the Limited Partner and the General Partner such amounts, certified in such certificate, as are required to be distributed pursuant to Section 14.4(c) of the Partnership Agreement.

          Section 4.08. Interest in all Accounts. (a) On each Transfer Date, (i) immediately prior to the transfers required pursuant to Section 4.01, the Escrow Agent shall transfer all interest and other income on the funds on deposit in the Escrow Accounts (other than the Revenue Account) to the Revenue Account and
(ii) immediately after the transfers required pursuant to Section 4.01, the Security Agent shall transfer all interest and other income on the funds on deposit in the Debt Service Account to the General Partner, provided, however, that no such transfer shall be made to the General Partner unless the amount on deposit in the Debt Service Account at such time is equal to or greater than the amount then required to be deposited in the Debt Service Account pursuant to
Section 4.02(a).

           (b) On any date on which a transfer from the Required Payments Account is required pursuant to Section 4.11, the

Security Agent shall transfer all interest and other income on the funds on deposit in the Required Payments Account in accordance with the provisions of such Section.

          Section 4.09. Delivery of Officer's Certificates; Timing of Payments.
(a) Each of the certificates of a Responsible Officer required to be delivered hereunder shall be delivered not later than 12:00 P.M., New York City time, on the day on which the Agent is required to make transfers hereunder. Any certificate of a Responsible Officer delivered later than the time specified herein shall nevertheless be considered valid and shall be honored by the Escrow Agent or the Security Agent, as the case may be, on or as promptly after the date otherwise specified herein for payment as is practicable, subject to the availability of cash in the applicable Account.

          (b) Subject to (i) the timely receipt of a certificate of a Responsible Officer as prescribed herein, (ii) the availability of cash in the applicable Account and (iii) any other circumstances beyond the control of the Escrow Agent or the Security Agent, as the case may be, the Escrow Agent or the Security Agent, as the case may be, shall make any payment hereunder required (except for transfers between Accounts) by means of wire transfer of immediately available funds, to the address of the payee set forth on Schedule I hereto, to be received prior to 1:00 p.m., New York City time, on the date specified herein for such payment, or by such other means of payment, to such other address or at such late time as shall be specified in the certificate of a Responsible Officer of such payee.

          (c) Each Partner shall deliver to the other Partners, simultaneously with the delivery thereof to the Escrow Agent, a true copy of any certificate of a Responsible Officer delivered by such Partner pursuant to this Agreement.

          Section 4.10. Shortfalls. If, on the date specified for payments pursuant to Section 4.07, the amount required to be transferred to the Limited Partner and the General Partner pursuant to Section 4.07 shall exceed the cash available in the Windup Account, the Escrow Agent shall notify the Limited Partner and the General Partner of their respective shortfalls.

          Section 4.11. Required Payments Account. (a) Upon request of the Lender, (i) if, as of the end of any two consecutive calendar quarters, the Quarterly Required Payments Ratio described in Section 4.02(b) has not been met, or (ii) if the First Year Required Payments Ratio described in Section 4.02(c) is not met and if, as of the end of any two consecutive calendar quarters during the Annual Period commencing with the second anniversary of the Second Capital Contribution Date, the Quarterly Required Payments Ratio is less than 1.1 to 1.0, or (iii) if the Eighth Year Required Payments Ratio described in Section 4.02(d) is not met and if, as of the end of any two consecutive calendar quarters during the Annual Period commencing with the ninth anniversary of the Second Capital Contribution Date, the Quarterly Required Payments Ratio is less than 1.2 to 1.0, or (iv) if an Event of Default under the General Partner Credit Agreement shall have occurred and be continuing, in each case as certified in writing by the Lender, the Security Agent shall promptly withdraw amounts on deposit in the Required Payments Account and deliver the same to the Lender to be applied by the Lender to the payment of the Obligations in accordance with the provisions of the General Partner Credit Agreement and the Transaction Documents.

          (b) Upon request of the General Partner, (i)(x) if, as of the end of any two consecutive calendar quarters, the Quarterly Required Payments Ratio described in Section 4.02(b) has been met, provided that this clause (x) shall not be applicable during the Annual Period commencing with the first anniversary of the Second Capital Contribution Date or during the Annual Period commencing with the eighth anniversary of the Second Capital Contribution Date to the extent that paragraph (c) or (d) of Section 4.02 is applicable, or (y) if, as of the end of any two consecutive calendar quarters during the Annual Period commencing with the second anniversary of the Second Capital Contribution Date, the Quarterly Required Payments Ratio is greater than 1.1 to 1.0, or (z) if, as of the end of any two consecutive calendar quarters during the Annual Period commencing with the ninth anniversary of the Second Capital Contribution Date, the Quarterly Required Payments Ratio is greater than 1.20 to 1.0 and (ii) no Default or Event of Default under the General Partner Credit Agreement shall have occurred and be continuing, all as certified in writing by the General Partner, the Security Agent shall promptly withdraw amounts on deposit in the Required Payments Account, including without limitation all interest and other income from the funds on deposit therein, and deliver the same to the General Partner.

          (c) Upon the written request of the General Partner, the Security Agent shall transfer to the Lender such amounts from the cash available in the Required Payments Account as may be requested by the General Partner to be applied in accordance with Section 3.2(b)(ii) of the General Partner Credit Agreement.

          Section 4.12. Escrow Required Payments Account. (a) If, at any time after the fifteenth anniversary of the Second Capital Contribution Date, a Special Event shall have occurred and be continuing, as certified in writing by the Limited Partner, the Security Agent shall promptly withdraw the amounts on deposit in the Escrow Required Payments Account, including without limitation all interest on and other income from the funds on deposit therein, and distribute such amounts in the manner set forth in Section 14.2(c) of the Partnership Agreement and as certified in a certificate of a Responsible Officer of the Limited Partner.

          (b) Upon the written request of the General Partner, if as of the end of any two consecutive calendar quarters, the coverage ratio in paragraph (e) of
Section 4.02 hereof has been met and no Special Event has occurred and is continuing, all as certified in writing by the General Partner, the Security Agent shall promptly withdraw amounts on deposit in the Escrow Required Payments Account, including without limitation all interest on and other income from the funds on deposit therein, and deliver the same to the General Partner.

          (c) On one but only one Monthly Distribution Date after the fifteenth anniversary of the Second Capital Contribution Date, the Managing General Partner may request that amounts on deposit in the Escrow Required Payments Account, including without limitation all interest on and other income from the funds on deposit therein, be applied in accordance with Section 4.3(a) of the Partnership Agreement, upon delivery to the Escrow Agent of a certificate of the Managing General Partner to such effect, together with a certificate that no Special Event shall have occurred and be continuing.

          (d) If, on any Monthly Distribution Date after the fifteenth anniversary of the Second Capital Contribution Date, the Arrears Account shall have a positive balance, as certified in writing by the Preferred Limited Partner, the Security Agent shall promptly withdraw the amounts on deposit in the Escrow Required Payments Account, including without limitation all interest on and other income from the funds on deposit therein, and apply such amounts in accordance with the provisions of Section 4.5 of the Partnership Agreement. Any such application, together with such amounts as may be contributed at such time by the General Partner to the Partnership to eliminate positive balances in the Arrears Account, shall be deemed to be the exercise by the Managing General Partner of its right under Section 14.1(q) of the Partnership Agreement to eliminate positive balances in the Arrears Account.

          Section 4.13. Special Events. Notwithstanding anything to the contrary contained in this Article IV, if a Special Event shall have occurred and be continuing, as certified in writing by the Preferred Limited Partner, the transfers from Accounts provided in this Article IV shall be made in accordance with the instructions of the Preferred Limited Partner or the substitute Managing General Partner appointed pursuant to Section 14.2 of the Partnership Agreement.

          Section 4.14. Distributions to the Lender or the Limited Partner. Any amounts to be distributed by the Security Agent to the Lender or by the Escrow Agent to the Limited Partner hereunder shall be distributed to such account and such Person as shall be specified in writing by the Lender or the Limited Partner, as the case may be.

                                   ARTICLE V

                                  Investment
                                  ----------

          (a) Any cash held by the Escrow Agent in any Account (other than the Debt Service Account and the Required Payments Account) shall be invested by the Escrow Agent from time to time as directed in writing by the Managing General Partner (or, if the Escrow Agent shall have been notified by the Limited Partner that a Special Event has occurred and is continuing, by the substitute Managing General Partner appointed pursuant to Section 14.2 of the Partnership Agreement) in Cash Equivalents which mature at least one Business Day prior to the next following Transfer Date. Any income or gain realized as a result of any such investment shall be held as part of the applicable Account and reinvested as provided herein until such income or gain is required to be transferred from such Account pursuant to Section 4.08.

          (b) Any cash held by the Security Agent in the Debt Service Account or the Required Payments Account shall be invested by the Security Agent from time to time as directed in writing by the General Partner (or, if the Lender shall have notified the Security Agent that a Default or Event of Default under the General Partner Credit Agreement has occurred and is continuing, by the Lender) in Permitted Investments. Any income or gain realized as a result of any such investment shall be held as part of the Debt Service Account or the Required Payments Account and reinvested as provided herein until such income or gain is required to be transferred from such Account pursuant to Section 4.08.

          (c) The Agent shall have no liability for any loss resulting from any such investment or sale thereof other than by reason of its willful misconduct or gross negligence. Any such investment may be sold (without regard to maturity date) by the Agent whenever necessary to make any distribution required by this Agreement.

                                  ARTICLE VI

                                     Agent
                                     -----

          Section 6.01. Rights, Duties. Etc. The acceptance by the Agent of its duties hereunder is subject to the following terms and conditions which the parties to this Agreement hereby agree shall govern and control with respect to its rights, duties, liabilities and immunities:

           (a) it shall act hereunder as an agent only and shall not be responsible or liable in any manner whatever for soliciting any funds or for the sufficiency, correctness, genuineness or validity of any funds, securities or other amounts deposited with or held by it;

          (b) it shall be protected in acting or refraining from acting upon any written notice, certificate, instruction, request or other paper or document, as to the due execution thereof and the validity and effectiveness of the provisions thereof and as to the truth of any information therein contained, which the Agent in good faith believes to be genuine;

          (c) it shall not be liable for any error of judgment or for any act done or step taken or omitted except in the case of its gross negligence, willful misconduct or bad faith;

           (d) it may consult with and obtain advice from counsel of its own choice in the event of any dispute or question as to the construction of any provision hereof;

           (e) it shall have no duties as Agent except those which are expressly set forth herein and in any modification or amendment hereof; provided, however, that no such modification or amendment hereof shall affect its duties unless it shall have given its prior written consent thereto;

          (f) it may execute or perform any duties hereunder either directly or through agents or attorneys;

          (g) it may engage or be interested in any financial or other transactions with any party hereto and may act on, or as depositary, trustee or agent for, any committee or body of holders of obligations of such Persons as freely as if it were not Agent hereunder; and

          (h) it shall not be obligated to take any action which in its reasonable judgment would involve it in expense or liability unless it has been furnished with reasonable indemnity.

          Section 6.02. Resignation or Removal. (a) The Partners, by mutual agreement at any time may replace the Escrow Agent with another escrow agent. The Lender at any time may replace the Security Agent with another security agent. The Agent may at any time resign by giving notice to each other party to this Agreement, such resignation to be effective upon the appointment of a successor Agent as hereinafter provided.

          (b) In the event of any resignation or removal of the Agent, a successor Agent (which (i) shall be a bank or trust company organized under the laws of the United States of America or of the State of New York, the State of New Jersey or the State of Connecticut, having a capital and surplus of not less than

$100,000,000 and (ii) shall be acceptable to the Partners (in the case of the Escrow Agent) and the Lender (in the case of the Security Agent)), (x) in the case of the Escrow Agent, shall be selected by the Managing General Partner and appointed by the Partners and (y) in the case of the Security Agent, shall be selected by the General Partner (or, if a Default or Event of Default under the General Partner Credit Agreement shall have occurred and be continuing, by the Lender) and appointed by the Lender. If a successor Agent shall not have been appointed and accepted its appointment as Agent hereunder within 45 days after such notice of resignation of the Agent or such notice of removal of the Agent, the Agent or the Partners (in the case of the Escrow Agent) or the Lender (in the case of the Security Agent) may apply to any court of competent jurisdiction to appoint a successor Agent to act until such time, if any, as a successor Agent shall have accepted its appointment as above provided. Any successor Agent so appointed by such court shall immediately and without further act be superseded by any successor Agent appointed by the Partners (in the case of the Escrow Agent) or by the Lender (in the case of the Security Agent). Any such successor Agent shall deliver to each party to this Agreement a written instrument accepting such appointment hereunder and thereupon such successor Agent shall succeed to all the rights and duties of the applicable Agent hereunder and shall be entitled to receive the applicable Accounts from the predecessor Agent.


                                  ARTICLE VII

                                Determinations
                                --------------

          Section 7.01. Value. Cash, Cash Equivalents and Permitted Investments on deposit from time to time in the Accounts shall be valued by the Agent as follows:

           (a) cash shall be valued at the face amount thereof;

           (b) Cash Equivalents and Permitted Investments shall be valued at the amount which the Agent would have received at such time if the Agent had liquidated such Cash Equivalents and Permitted Investments (at then prevailing market prices).

          Section 7.02. Other Determinations. The Partnership, the Partners, the Lender and the Agent may establish procedures not inconsistent with this Agreement pursuant to which the Agent may conclusively determine, for purposes of this Agreement, the amounts from time to time to be distributed or paid by the Agent from cash available in the Accounts. In the event of any dispute as to whether a Special Event, a Default or an Event of Default has occurred and is continuing, the Agent is authorized and directed to (a) make the distributions required by Sections 4.01,

4.03, 4.04, 4.05, 4.06 and 4.08, (b) make the distributions provided for in
Section 4.3(a) of the Partnership Agreement and such payments in respect of interest and principal on the Loans as are required by Section 4.02(a) hereof as if no Special Event, Default or Event of Default had occurred and was continuing and (c) transfer all amounts in the Revenue Account after making such distributions to a segregated escrow account in the name of the Agent. The Agent shall maintain such amounts in the segregated escrow account until such dispute shall have been settled by mutual agreement of the Partnership and the Partners (in the case of a Special Event) and by mutual agreement of the General Partner and the Lender (in the case of a Default or an Event of Default) or by a final order, decree or judgment of a Federal or state court of competent jurisdiction located in the State of Delaware or the State of New York.

          Section 7.03. Cash Available. In determining the amount of cash available in any Account at any time, in addition to any cash then on deposit in such Account, the Agent shall treat as cash available the amount which the Agent would have received on such day if the Agent had liquidated all the Cash Equivalents and Permitted Investments (in each case, at then prevailing market prices) then on deposit in such Account. The Agent will use its best efforts to sell Cash Equivalents and Permitted Investments such that actual cash is available on each date on which a transfer or a distribution is to be made pursuant to this Agreement.


                                 ARTICLE VIII

                        Representations and Warranties
                        ------------------------------


          Section 8.01. Representations. Each Partner represents and warrants, for the benefit of each other Partner and the Lender, that each certificate of a Responsible Officer delivered by such Partner in connection with this Agreement shall be true and correct in all material respects and that the amounts of money certified thereby shall be the proper amounts to be set forth in such certificate of a Responsible Officer.

          Section 8.02. Indemnification. Subject to the provisions of Section
7.5 of the Partnership Agreement, the Managing General Partner hereby undertakes to indemnify and hold harmless each Partner and the Lender from and against any and all expenses imposed on, incurred by or asserted against such other Partner in any way relating to or arising out of any inaccuracy in any certificate of a Responsible Officer delivered by the Managing General Partner.

                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

          Section 9.01. Fees and Indemnification of Agent. The Partnership agrees to pay the reasonable fees of the Agent as compensation for its services under this Agreement. In addition, the Partnership assumes liability for, and agrees to indemnify, protect, save and keep harmless the Agent and its officers, employees, successors, assigns, agents and servants from and against, any and all claims, liabilities, obligations, losses, damages, penalties, costs and expenses that may be imposed on, incurred by, or asserted against, at any time, the Agent or its officers and employees and in any way relating to or arising out of the execution and delivery of this Agreement, the establishment of the Accounts, the acceptance of deposits, the purchase or sale of Cash Equivalents or Permitted Investments, the retention of cash, Cash Equivalents and Permitted Investments or the proceeds thereof and any payment, transfer or other application of cash, Cash Equivalents or Permitted Investments by the Agent in accordance with the provisions of this Agreement, or as may arise by reason of any act, omission or error of the Agent made in good faith in the conduct of its duties; except that the Partnership shall not be required to indemnify, protect, save and keep harmless the Agent against its own gross negligence, active or passive, or willful misconduct. The indemnities contained in this Section 9.01 shall survive the termination of this Agreement.

          Section 9.02. Termination. This Agreement (with respect to the Escrow Accounts) shall terminate upon written notice by the Managing General Partner and the Limited Partner to the Escrow Agent and to each other Partner that elects to terminate this Agreement. This Agreement (with respect to the Debt Service Account and the Required Payments Account) shall terminate upon written notice by the General Partner and the Lender to the Security Agent. Upon termination of this Agreement, except following a transfer pursuant to Section 4.07, the Agent shall transfer any remaining amounts, together with any interest thereon, on deposit in the Accounts to the party or parties specified in such notice. Any liability or obligation hereunder arising prior to the termination of this Agreement shall survive such termination.

          Section 9.03. Severability. If any one or more of the covenants or agreements provided in this Agreement on the part of the parties hereto to be performed should be determined by a court of competent jurisdiction to be contrary to law, such covenant or agreement shall be deemed and construed to be severable from the remaining covenants and agreements herein contained and shall in no way affect the validity of the remaining provisions of this Agreement.

          Section 9.04. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          Section 9.05. Amendments. This Agreement may not be modified or amended without the prior written consent of each of the parties hereto.

          SECTION 9.06. APPLICABLE LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          Section 9.07. Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be in writing and shall become effective, if mailed, five Business Days after being deposited in the United States mail, proper postage for first-class mail affixed thereto or, if delivered by hand or courier service or in the form of a telex, telecopy or telegram, when received, and shall be directed to the address, telecopy or telex number of such Person (other than the Lender) designated pursuant to the Partnership Agreement, or in the case of the Lender, to the address, telecopy or telex number designated in the General Partner Credit Agreement, or in the case of the Agent, to Midlantic Bank, 499 Thornall Street, Edison, New Jersey 08837, or to such other address, telecopy or telex number as may be specified from time to time by such Person, the Lender or the Agent.

          Section 9.08. Benefit of Agreement. This Agreement shall inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns, and no other Person shall be entitled to any of the benefits of this Agreement.

           IN WITNESS WHEREOF, the parties hereto have each caused this Amended and Restated Security Deposit Agreement and Escrow Agreement to be duly executed, all as of the day and year first above written.



                          COGEN TECHNOLOGIES LINDEN VENTURE, L.P., a Delaware
                            Limited Partnership


                          By:  Cogen Technologies Linden, Ltd.
                               (d/b/a Cogen Technologies Linden, Limited
                               Partnership, in the State
                               of New Jersey), its General Partner



                          By: Cogen Technologies, Inc.,
                                 its General Partner


                              /s/ [Illegible Signature]
                          By _______________________________________
                             Title: Vice President



                          COGEN TECHNOLOGIES LINDEN, LTD.
                           (d/b/a COGEN TECHNOLOGIES LINDEN,
                           LIMITED PARTNERSHIP, in the State of
                           New Jersey), a Texas Limited Partnership

                          By: Cogen Technologies, Inc.,
                                its General Partner

                              /s/ [Illegible Signature]
                          By _______________________________________
                              Title: Vice President



                         STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                           NATIONAL ASSOCIATION, (not in its individual capacity but solely as Owner Trustee), as Limited Partner


                              /s/ [Illegible Signature]
                          By ________________________________________
                              Title: Assistant Vice President

                          STATE STREET BANK AND TRUST COMPANY OF
                            CONNECTICUT, NATIONAL ASSOCIATION,
                            (not in its individual capacity but
                            solely as owner Trustee), as Lender


                              /s/ [Illegible Signature]
                          By __________________________________________
                              Title: Assistant Vice President



                          MIDLANTIC NATIONAL BANK, as Agent

                              /s/ Laura A. Truett
                          By __________________________________________
                             Title: Vice President

Consented and Agreed
to as of the date
first above written:


GENERAL ELECTRIC POWER FUNDING
  CORPORATION, as Lender Agent


    /s/ Jamie H. Gearon
By ________________________________
    Title: Attorney-in-Fact

                              FIRST AMENDMENT TO
                          SECURITY DEPOSIT AGREEMENT
                          --------------------------


          FIRST AMENDMENT, dated as of April 30, 1993 (the "Amendment"), to the Amended and Restated Security Deposit Agreement and Escrow Agreement dated as of September 17, 1992 (the "Security Deposit Agreement"), among Cogen Technologies Linden Venture, L.P., a Delaware limited partnership (the "Partnership") of which Cogen Technologies Linden, Ltd. (d/b/a Cogen Technologies Linden, Limited Partnership, in the State of New Jersey), a Texas limited partnership, is the general partner (the "General Partner" or the "Managing General Partner"), the General Partner, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity but solely as trustee under the Trust Agreement (as defined below) (together with its successors and assigns, the "Owner Trustee"), as the limited partner of the Partnership (in such capacity, the "Limited Partner"), the Owner Trustee, as lender under the General Partner Credit Agreement defined below (in such capacity, the "Lender"), and Midlantic National Bank, as security agent (in such capacity, the "Security Agent") and as escrow agent hereunder (in such capacity, the "Escrow Agent"; together with the Security Agent, the "Agent").


                             W I T N E S S E T H :
                             -------------------

          WHEREAS, the Partnership, the General Partner, the Limited Partner, the Lender, the Security Agent and the Escrow Agent desire to enter into certain amendments to the Security Deposit Agreement;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Deposit Agreement shall have such defined meanings when used herein.

          2. Amendments to Article I of the Security Deposit Agreement (Definitions). Article I of the Security Deposit Agreement is hereby amended by inserting the following new definition in alphabetical order:

           "'Fuel Expenses': with respect to any calendar month, the sum of (a) the expenses required to be paid by the

     Partnership pursuant to Section 8.1 of the Gas Transportation and Swing Supply Agreement in such month which accrued during the immediately preceding calendar month and (b) the expenses required to be paid by the Partnership in such month in connection with the procurement of gas for the Facility during the immediately preceding calendar month."

          3. Amendments to Sections 4.01(a) and (c) of the Security Deposit Agreement (Revenue Account--Monthly Transfers). Section 4.01(a) of the Security Deposit Agreement is hereby amended to read in its entirety as follows:

          "(a) (i) Except as provided in paragraph (d) below, on each Transfer Date (as defined in the Partnership Agreement), the Escrow Agent shall transfer, from the cash available in the Revenue Account, to the Managing General Partner the amount (certified in a certificate of a Responsible Officer of the Managing General Partner and accompanied by an accounting of the cumulative draws hereunder for the current fiscal year and a certificate of such Responsible Officer to the effect that no Special Event has occurred and is continuing) set forth in the Operating Budget to be equal to the excess of (x) the Partnership's estimated amounts payable pursuant to the Operating Budget for the month in which such Transfer Date occurs (other than in respect of expenses provided for in Section 4.04) for operating, maintenance and improvement expenses (excluding, to the extent of cash available in the Operation and Maintenance Account, any operating, maintenance and improvement expenses that are required to be paid out of the Operation and Maintenance Account), taxes (other than income taxes) and payments in lieu of taxes, insurance premiums, any other similar amount payable by the Managing General Partner or the Partnership under any Project Document, payments due under contracts which are permitted under the terms of the Operative Documents to which the Partnership is a party, payments required by FERC and any other governmental entity, fees and expenses of trustees and escrow agents and other reasonable expenses incurred in connection with the Project, and the Cost Portion of the Management Fee, over (y) the sum of (A) the Operation and Maintenance Account Deposit Amount, (B) the Working Capital Fund Deposit Amount, (C) the amount of any funds previously transferred to the Managing General Partner pursuant to this Section 4.01 that remain unspent and (D) the amount of interest and other income on funds previously transferred to the Managing General Partner pursuant to this Section 4.01; provided that (1) if the Limited Partner shall have delivered a certificate to the Escrow Agent stating that a Special Event shall have occurred and be continuing or that the Arrears Account has a positive balance, the amount set forth in clause (x) above shall be reduced by the amount set forth in the Operating Budget for such month in respect of the Cost Portion of the Management Fee and (2) the amount set forth in clause (x) above may be reduced by such amount as the Managing General Partner reasonably determines will be withdrawn from the Revenue Account during such month to pay Fuel Expenses pursuant to the provisions of paragraph (iii) of this
     Section 4.01(a); and provided, further, that clause (1) of the foregoing proviso shall not be applicable if the Preferred Limited Partner shall have appointed a substitute Managing General Partner pursuant to Section 14.2 of the Partnership Agreement.

          (ii) Notwithstanding the provisions of paragraph (i) of this Section 4.01(a), if, as of any Transfer Date (the "Current Transfer Date"), (x) the Managing General Partner shall have made a withdrawal from the Revenue Account pursuant to paragraph (iii) of this Section 4.01(a) to pay Fuel Expenses and (y) after giving effect to the withdrawals from the Revenue Account to be made on the Current Transfer Date pursuant to paragraphs
     (a)(i), (b) and (c) of this Section 4.01, the aggregate amount of cash available in the Revenue Account would be less than the amount required to be distributed to the Limited Partner on the Current Transfer Date pursuant to Sections 4.3(a) and 4.5 of the Partnership Agreement and Section 4.02(a) of this Agreement, the amount set forth in clause (i)(x) of this Section 4.01(a) in respect of Fuel Expenses shall be reduced by such amount as will result in the cash available in the Revenue Account being sufficient to pay the amounts to be distributed to the Limited Partner on the Current Transfer Date pursuant to Sections 4.3(a) and 4.5 of the Partnership Agreement and Section 4.02(a) of this Agreement.

          (iii) Except as provided in paragraph (d) below, once a calendar month, commencing with May, 1993, on the day on which the Partnership is required to pay Fuel Expenses, upon the request of the Managing General Partner, the Escrow Agent shall transfer, from the cash available in the Revenue Account, to the Managing General Partner the amount (certified in a certificate of a Responsible Officer of the Managing General Partner and accompanied by a certificate of such Responsible Officer to the effect that
     (x) no Special Event has occurred and is continuing and (y) the amounts requested to be withdrawn from the Revenue Account to pay such Fuel Expenses have not previously been withdrawn from the Revenue Account by the Managing General Partner) equal to the excess of (1) the Fuel Expenses set forth in the Operating Budget which are required to be paid by the Partnership in such month over (2) the amount previously withdrawn from the Revenue Account to pay such Fuel Expenses."

          4. Amendments to Section 4.02(a) of the Security Deposit Agreement (Revenue Account--Monthly Transfers). Section 4.02(a) of the Security Deposit Agreement is hereby amended as follows:

           (a) by deleting the words "once a month on a Business Day (each a "Monthly Distribution Date") not later than the fifteenth day of such calendar month (or if any such day is not a Business Day, on the next preceding Business Day)," appearing therein and substituting therefor the following:

                "on each Transfer Date (as defined in the Partnership Agreement) (each a 'Monthly Distribution Date'),";

           (b) by inserting the words "on such Monthly Distribution Date, if such Date is an Interest Payment Date, and otherwise" after the first parenthetical in clause first thereof;

           (c) by deleting the words "commencing with the first month immediately succeeding the second anniversary of the Second Capital Contribution Date," from clause second thereof and substituting, in lieu thereof, the words "commencing with the Monthly Distribution Date occurring in October, 1994,"; and

           (d) by inserting the words "on such Monthly Distribution Date, if such Date is an Installment Payment Date, and otherwise" after the first parenthetical in clause second thereof.

          5. Amendment to Section 4.04 (Completion Account). Section 4.04 of the Security Deposit Agreement is hereby amended by deleting clause (i) of the first sentence thereof in its entirety and substituting, in lieu thereof, the following new clause (i):

         "(i) the Partnership's estimated amounts payable for the month in which such Transfer Date occurs, in respect of expenses set forth in the Completion Budget, over"

          6. Full Force and Effect. Except as expressly amended and modified by this Amendment, the Security Deposit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

          7. No Other Amendments. This Amendment shall be effective solely to the extent set forth herein, and is not and shall not be construed (i) to be an amendment of any other term or condition of the Security Deposit Agreement or
(ii) to prejudice any other right or rights which the Limited Partner or the Lender may now have or may have in the future under or in connection with the Security Deposit Agreement.

          8. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, all of which counterparts, taken together, shall be deemed to constitute one and the same instrument.

          9. Conditions Precedent. This Amendment shall become effective as of the date first above written upon (i) receipt by the Limited Partner, the Lender and the Agent of counterparts of this Amendment duly executed by the Limited Partnership, the General Partner, the Limited Partner, the Lender, the Security Agent and the Escrow Agent, and (ii) receipt by the Limited Partner and the Lender of counterparts of (x) a First Amendment to the Partnership Agreement, dated as of the date hereof, duly executed by the Limited Partner and the General Partner and (y) a First Amendment to the General Partner Credit Agreement, dated as of the date hereof, duly executed by the Lender and the General Partner.

          10. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                 COGEN TECHNOLOGIES LINDEN VENTURE, L.P.

                                     By: Cogen Technologies Linden Ltd.,
                                           its general partner


                                     By: Cogen Technologies, Inc.,
                                           its general partner

                                      /s/ LAWRENCE THOMAS
                                 By: ____________________________________
                                     Title: VICE PRESIDENT


                                 COGEN TECHNOLOGIES LINDEN, LTD.,


                                 By: Cogen Technologies, Inc.,
                                       it general partner


                                      /s/ LAWRENCE THOMAS
                                 By: ______________________________________
                                     Title: VICE PRESIDENT



                                 STATE STREET BANK AND TRUST COMPANY OF
                                 CONNECTICUT, NATIONAL ASSOCIATION (not
                                 in its individual capacity, but solely
                                 as trustee), as Limited Partner and as
                                 Lender



                                 By: _______________________________________
                                     Title:



                                 MIDLANTIC NATIONAL BANK, as Escrow Agent and as Security Agent



                                 By: _______________________________________
                                     Title:

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                          COGEN TECHNOLOGIES LINDEN VENTURE, L.P.



                           By: Cogen Technologies Linden Ltd., its general
                                  partner



                           By: Cogen Technologies, Inc., its general partner



                           By: ___________________________________________
                               Title:



                           COGEN TECHNOLOGIES LINDEN, LTD.,



                           By: Cogen Technologies, Inc., its general partner



                           By: ____________________________________________
                               Title:



                          STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION (not in its individual capacity, but solely as trustee), as Limited Partner and as Lender


                               /s/ [Illegible Signature]
                          By: ______________________________________________
                              Title: Assistant Vice President


                          MIDLANTIC NATIONAL BANK, as Escrow Agent and as Security Agent



                          By: ______________________________________________
                               Title:

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                  COGEN TECHNOLOGIES LINDEN VENTURE, L.P.



                                  By: Cogen Technologies Linden Ltd.,
                                        its general partner



                                  By: Cogen Technologies, Inc.,
                                        its general partner



                                  By: _____________________________________
                                      Title:



                                  COGEN TECHNOLOGIES LINDEN, LTD.,



                                  By: Cogen Technologies, Inc.,
                                        its general partner



                                  By: ______________________________________
                                      Title:


                                  STATE STREET BANK AND TRUST COMPANY OF
                                  CONNECTICUT, NATIONAL ASSOCIATION (not
                                  in its individual capacity, but solely
                                  as trustee), as Limited Partner and as
                                  Lender



                                  By: _______________________________________
                                      Title:



                                  MIDLANTIC NATIONAL BANK, as Escrow
                                  Agent and as Security Agent


                                      /s/ Illegible Signature]
                                  By: ________________________________________
                                      Title: Vice President